                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                March 25, 1999

               Date of Report (Date of Earliest Event Reported)

                          MAXCOR FINANCIAL GROUP INC.

              (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-25056                59-3262958
  (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer of
        of Incorporation)                                    Identification No.


                            Two World Trade Center
                              New York, New York
                   (Address of Principal Executive Offices)

                                     10048
                                  (Zip Code)

                                (212) 748-7000
             (Registrant's Telephone Number, Including Area Code)

                  (Former Name or Former Address, if Changed
                              Since Last Report)








                        The Exhibit Index is on Page 4
                              Page 1 of 8 Pages
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Item 5.    Other Events

                  On March 25, 1999, Registrant issued a press release announcing that Maxcor Information Inc., an information and data subsidiary of Registrant, had executed an agreement with the information vendor, Telerate, Inc., for the provision to Telerate subscribers of emerging market debt pricing and other data sourced from Euro Brokers, the leading inter-dealer broker in emerging market debt. Euro Brokers is a division of Maxcor Financial Inc., a registered broker-dealer and also a subsidiary of Registrant.

                  On March 25, 1999, Registrant also issued a press release announcing the execution of a definitive agreement with the Welsh, Carson, Anderson & Stowe venture capital group for the repurchase of all 2,986,346 shares of Registrant's Common Stock held by Welsh Carson's investment partnerships (the "Shares"). The Shares represent approximately 26.4% of the 11,323,782 shares of Common Stock currently outstanding. The purchase price for the Shares has been agreed at $5,226,105.50, or $1.75 per Share. Closing of the repurchase is expected to occur in May 1999 and is contingent upon Registrant obtaining financing for the transaction, in addition to certain other customary conditions.

                  Registrant's press releases announcing the foregoing matters are attached hereto respectively as Exhibit 99.1 and Exhibit 99.2, each of which is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)               Exhibits.

99.1              Press Release, dated March 25, 1999.

99.2              Press Release, dated March 25, 1999








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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MAXCOR FINANCIAL GROUP INC.

                                 By:  /s/ Gilbert Scharf
                                      ------------------
                                      Name: Gilbert Scharf
                                      Title:    Chairman of the Board, President
                                                 and Chief Executive Officer

Date: March 26, 1999











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                                 EXHIBIT INDEX

Exhibit No.                       Description                          Page No.
-----------                       -----------                          --------

99.1                     Press Release, dated March 25, 1999              5

99.2                     Press Release, dated March 25, 1999              7












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